As filed with the Securities and Exchange Commission on November 9, 2001
SCHEDULE 14A INFORMATION
PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
EXCHANGE ACT OF 1934 (AMENDMENT NO.    )

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Apex Municipal Fund, Inc.
P.O. Box 9011
Princeton, New Jersey 08543-9011

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than Registrant)

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APEX MUNICIPAL FUND, INC.
P.O. Box 9011
Princeton, New Jersey 08543-9011

NOTICE OF 2001 ANNUAL MEETING OF STOCKHOLDERS

DECEMBER 12, 2001

TO THE STOCKHOLDERS OF APEX MUNICIPAL FUND, INC.:

        NOTICE IS HEREBY GIVEN that the 2001 Annual Meeting of Stockholders (the “Meeting”) of Apex Municipal Fund, Inc. (the “Fund”) will be held at the offices of Merrill Lynch Investment Managers, L.P., 800 Scudders Mill Road, Plainsboro, New Jersey, on Wednesday, December 12, 2001 at 10:40 a.m. for the following purposes:

(1) To elect a Class III Director to serve until the 2004 Annual Meeting of Stockholders; and

(2) To transact such other business as may properly come before the Meeting or any adjournment thereof.

        The Board of Directors has fixed the close of business on October 25, 2001 as the record date for the determination of stockholders entitled to notice of and to vote at the Meeting or any adjournment thereof.

        A complete list of the stockholders of the Fund entitled to vote at the Meeting will be available and open to the examination of any stockholder of the Fund for any purpose germane to the Meeting during ordinary business hours from and after November 28, 2001, at the office of the Fund, 800 Scudders Mill Road, Plainsboro, New Jersey. You are cordially invited to attend the Meeting. Stockholders who do not expect to attend the meeting in person are requested to complete, date and sign the enclosed form of proxy and return it promptly in the envelope provided for this purpose. If you have been provided with the opportunity on your proxy card or voting instruction form to provide voting instructions via telephone or the Internet, please take advantage of these prompt and efficient voting options. The enclosed proxy is being solicited on behalf of the Board of Directors of the Fund.

        If you have any questions regarding the enclosed proxy material or need assistance in voting your shares, please contact our proxy solicitor, Georgeson Shareholder at 1-800-645-4519.

By Order of the Board of Directors

BRADLEY J. LUCIDO
Secretary

Plainsboro, New Jersey
Dated: November 9, 2001
PROXY STATEMENT

APEX MUNICIPAL FUND, INC.
P.O. Box 9011
Princeton, New Jersey 08543-9011

2001 ANNUAL MEETING OF STOCKHOLDERS

December 12, 2001

INTRODUCTION

        This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of Directors of Apex Municipal Fund, Inc., a Maryland corporation (the “Fund”), to be voted at the 2001 Annual Meeting of Stockholders of the Fund (the “Meeting”), to be held at the offices of Merrill Lynch Investment Managers, L.P. (“MLIM”), 800 Scudders Mill Road, Plainsboro, New Jersey, on Wednesday, December 12, 2001 at 10:40 a.m. The approximate mailing date of this Proxy Statement is November 13, 2001.

        All properly executed proxies received prior to the Meeting will be voted at the Meeting in accordance with the instructions marked thereon or otherwise as provided therein. Unless instructions to the contrary are marked, proxies will be voted for the election of the Class III Director to serve until the 2004 Annual Meeting of Stockholders. Any proxy may be revoked at any time prior to the exercise thereof by giving written notice to the Secretary of the Fund at the Fund’s address indicated above or by voting in person at the Meeting.

        The Board of Directors has fixed the close of business on October 25, 2001, as the record date (the “Record Date”) for the determination of stockholders entitled to notice of and to vote at the Meeting and at any adjournment thereof. Stockholders on the Record Date will be entitled to one vote for each share held, with no shares having cumulative voting rights. As of the Record Date, the Fund had outstanding 19,596,732 shares of common stock, par value $.10 per share (“Common Stock”). To the knowledge of the Fund, as of the Record Date, no person was the beneficial owner of more than five percent of its outstanding shares of Common Stock.

        The Board of Directors of the Fund knows of no business other than that mentioned in Item 1 of the Notice of Meeting that will be presented for consideration at the Meeting. If any other matter is properly presented, it is the intention of the persons named in the enclosed proxy to vote in accordance with their best judgment.

ITEM 1.    ELECTION OF DIRECTOR

        Pursuant to the Articles of Incorporation of the Fund, the Board of Directors is divided into three classes, designated Class I, Class II and Class III. Each class has a term of office of three years, and each year the term of office of one class will expire. A Director elected by stockholders will serve until the Annual Meeting of Stockholders for the year in which his term expires and until his successor is elected and qualified.

        It is the intention of the persons named in the enclosed proxy to nominate and vote in favor of the election of Robert S. Salomon, Jr., the Class III Director whose current term expires at the Meeting. The Board of Directors of the Fund knows of no reason why the nominee will be unable to serve, but in the event of any such unavailability, the proxies received will be voted for such substitute nominee as the Board of Directors may recommend.

        Certain information concerning the nominee and the other Directors is set forth as follows:

Name and Address	Age	Principal Occupations During Past Five Years and Public Directorships(1)	Director Since	Shares of Common Stock of the Fund Beneficially Owned at the Record Date
Class III Nominee to serve until the 2004 Annual Meeting of Stockholders:

Robert S. Salomon, Jr. (1)(2) 106 Dolphin Cove Quay Stamford, Connecticut 06902	64	Principal of STI Management (investment adviser) since 1994; Chairman and CEO of Salomon Brothers Asset Management from 1992 to 1995; Chairman of Salomon Brothers equity mutual funds from 1992 to 1995; regular columnist with Forbes magazine since 1992; Director of Stock Research and U.S. Equity Strategist at Salomon Brothers Inc. from 1975 to 1991; Trustee, Commonfund from 1980 to 2001.	1996	–0–

Class I Director to serve until the 2003 Annual Meeting of Stockholders:

Joe Grills (1)(2) P.O. Box 98 Rapidan, Virginia 22733	66	Member of the Committee of Investment of
Employee Benefit Assets of the Association
of Financial Professionals (“CIEBA”) since
1986; Member of CIEBA’s Executive
Committee since 1988 and its Chairman
from 1991 to 1993; Assistant Treasurer of
International Business Machines
Corporation (“IBM”) and Chief Investment
Officer of IBM Retirement Funds from
1986 to 1993; Member of the Investment
Advisory Committee of the State of New
York Common Retirement Fund since 1989;
Member of the Investment Advisory
Committee of the Howard Hughes Medical
Institute from 1997 to 2000; Director, Duke
Management Company since 1992 and Vice
Chairman thereof since 1998; Director,
LaSalle Street Fund from 1995 to 2001;
Director, Kimco Realty Corporation since
1997; Member of the Investment Advisory
Committee of the Virginia Retirement
System since 1998; Director, Montpelier
Foundation since 1998 and its Vice
Chairman since 2000; Member of the
Investment Committee of the Woodberry
Forest School since 2000; Member of the
Investment Committee of the National Trust
		for Historic Preservation since 2000.	1994	–0–
Name and Address	Age	Principal Occupations During Past Five Years and Public Directorships(1)	Director Since	Shares of Common Stock of the Fund Beneficially Owned at the Record Date
Class II Directors serving until the 2002 Annual Meeting of Stockholders:

Terry K. Glenn (1) * P.O. Box 9011 Princeton, New Jersey 08543-9011	61	Chairman (Americas Region) of MLIM since 2001; Executive Vice President of MLIM and Fund Asset Management, L.P. (“FAM”) (which terms as used herein include their corporate predecessors) since 1983; Executive Vice President and Director of Princeton Services, Inc. (“Princeton Services”) since 1993; President of Merrill Lynch Mutual Funds since 1999; President of FAM Distributors, Inc. (“FAMD”) since 1986 and Director thereof since 1991; President of Princeton Administrators, L.P. since 1988; Director of Financial Data Services, Inc. since 1985.	1999	18,425

Melvin R. Seiden (1)(2) 780 Third Avenue, Suite 2502 New York, New York 10017	71	Director of Silbanc Properties, Ltd. (real estate, investment and consulting) since 1987; Chairman and President of Seiden & de Cuevas, Inc. (private investment firm) from 1964 to 1987.	1992	–0–

Stephen B. Swensrud (1)(2) 88 Broad Street, 2nd Floor Boston, Massachusetts 02110	68	Chairman of Fernwood Advisors (investment adviser) since 1996; Principal of Fernwood Associates (financial consultant) since 1975; Chairman of RPP Corporation (manufacturing) since 1978; Director of International Mobile Communications, Inc. (telecommunications) since 1998.	1992	–0–

(1)	The Nominee and each continuing Director is a director, trustee or member of an advisory board of certain other investment companies for which FAM or MLIM acts as investment adviser.
(2)	Member of the Audit Committee of the Board of Directors.
*	Interested person, as defined in the Investment Company Act of 1940, as amended (the “Investment Company Act”), of the Fund.

        Audit Committee Report.    The Board of Directors of the Fund has a standing Audit Committee (the “Committee”), which consists of the Directors who are not “interested persons” of the Fund within the meaning of the Investment Company Act and who are “independent” as defined in the listing standards of the New York Stock Exchange. Currently, Messrs. Grills, Salomon, Seiden and Swensrud are members of the Committee. The principal responsibilities of the Committee are to: (i) recommend to the Board the selection, retention or termination of the Fund’s independent auditors; (ii) review with the independent auditors the scope, performance and anticipated cost of their audit; (iii) discuss with the independent auditors certain matters relating to the Fund’s financial statements, including any adjustment to such financial statements recommended by such independent auditors, or any other results of any audit; (iv) ensure that the independent auditors submit on a periodic basis a formal written statement as to their independence, discuss with the independent auditors any relationships or services disclosed in the statement that may impact the objectivity and independence of the Fund’s independent auditors and recommend that the Board take appropriate action in response to this statement to satisfy itself of the independent auditors’ independence; and (v) consider the comments of the independent auditors and management’s responses thereto with respect to the quality and adequacy of the Fund’s accounting and financial reporting policies and practices and internal controls. The Fund adopted an Audit Committee Charter at a meeting held on June 6, 2000. The Board of Directors revised and reapproved the Charter on April 11, 2001. A copy of the revised Audit Committee Charter is attached to this Proxy Statement as Exhibit A. The Committee also has (a) received written disclosures and the letter required by Independence Standards Board Standard No. 1 from Deloitte & Touche LLP (“D&T”), the Fund’s independent auditors, and (b) discussed certain matters required to be discussed by Statements on Auditing Standards No. 61 with D&T. The Committee has considered whether the provision of non-audit services by the Fund’s independent auditors is compatible with maintaining the independence of those auditors.

        At its meeting held on August 8, 2001 the Committee reviewed and discussed the audit of the Fund’s financial statements with Fund management and the independent auditors. Had any material concerns arisen during the course of the audit and the preparation of the audited financial statements mailed to stockholders and included in the Fund’s annual report, the Committee would have been notified by Fund management or the independent auditors. The Committee received no such notifications. At the same meeting, the Audit Committee recommended to the Board of Directors that the Fund’s audited financial statements for the fiscal year ended June 30, 2001 be included in the Fund’s annual report to stockholders.

        In addition to the above, the Committee also reviews and nominates candidates to serve as non-interested Board members. The Committee generally will not consider nominees recommended by stockholders of the Fund. The non-interested Board members have retained independent legal counsel to assist them in connection with these duties.

        Committee and Board Meetings.    During the Fund’s last fiscal year, each of the Directors then in office attended at least 75% of the aggregate of the total number of meetings of the Board of Directors and, if a member, the total number of meetings of the Audit Committee held during the period for which he served.

        Compliance with Section 16(a) of the Securities Exchange Act of 1934.    Section 16(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), requires the Fund’s officers and directors and persons who own more than ten percent of a registered class of the Fund’s equity securities, to file reports of ownership and changes in ownership of Forms 3, 4 and 5 with the Securities and Exchange Commission (the “SEC”) and the New York Stock Exchange. Officers, directors and greater than ten percent stockholders are required by SEC regulations to furnish the Fund with copies of all Forms 3, 4 and 5 they file.

        Based solely on the Fund’s review of the copies of such forms, and amendments thereto, furnished to it during or with respect to its most recent fiscal year, and written representations from certain reporting persons that they were not required to file Form 5 with respect to the most recent fiscal year, the Fund believes that all of its officers, directors, greater than ten percent beneficial owners and other persons subject to Section 16 of the Exchange Act because of the requirements of Section 30 of the Investment Company Act (i.e., any advisory board member, investment adviser or affiliated person of the Fund’s investment adviser), have complied with all filing requirements applicable to them with respect to transactions during the Fund’s most recent fiscal year.

        Interested Person.    The Fund considers Mr. Glenn to be an “interested person” of the Fund within the meaning of Section 2(a)(19) of the Investment Company Act as a result of the positions he holds with FAM and its affiliates and/or due to his ownership of securities issued by Merrill Lynch & Co., Inc. (“ML & Co.”). Mr. Glenn is the President of the Fund.

        Compensation of Directors.    FAM, the Fund’s investment adviser, pays all compensation of all officers of the Fund and all Directors of the Fund who are affiliated with ML & Co. or its subsidiaries. The Fund pays each Director not affiliated with FAM (each a “non-interested Director”) a fee of $2,000 per year plus $500 per regular meeting attended, together with such Director’s actual out-of-pocket expenses relating to attendance at those meetings. The Fund also pays each member of its Audit Committee, which consists of all of the non-interested Directors, an additional fee of $2,000 per year plus $500 per Audit Committee meeting attended, together with such Director’s out-of-pocket expenses relating to attendance at such meetings. These fees and expenses aggregated $40,482 for the fiscal year ended June 30, 2001.

        The following table sets forth for the fiscal year ended June 30, 2001 compensation paid by the Fund to the non-interested Directors and, for the calendar year ended December 31, 2000, the aggregate compensation paid by all investment companies advised by FAM and its affiliate, MLIM, (“FAM/MLIM-Advised Funds”), to the non-interested Directors.

Name of Director	Compensation from Fund	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Aggregate Compensation from Fund and Other FAM/MLIM-Advised Funds Paid to Directors
Joe Grills (1)	$8,000	None	$224,500
Walter Mintz (1) (2)	$8,000	None	$184,000
Robert S. Salomon, Jr. (1)	$8,000	None	$184,000
Melvin R. Seiden (1)	$8,000	None	$184,000
Stephen B. Swensrud (1)	$8,000	None	$280,233

(1)
The Directors serve on the boards of FAM/MLIM-Advised Funds as follows: Mr. Grills (20 registered investment companies consisting of 49 portfolios); Mr. Mintz (16 registered investment companies consisting of 36 portfolios); Mr. Salomon (16 registered investment companies consisting of 36 portfolios); Mr. Seiden (16 registered investment companies consisting of 36 portfolios); Mr. Swensrud (42 registered investment companies consisting of 87 portfolios).

(2)	Effective September 24, 2001, Mr. Mintz retired from the Boards of the FAM/MLIM-Advised Funds for which he served as a Director.

        Officers of the Fund.    The Board of Directors has elected seven officers of the Fund. The following sets forth information concerning each of these officers:

Name and Principal Occupation	Age	Office	Officer Since
Terry K. Glenn Chairman (Americas Region) of MLIM since 2001; Executive Vice President of FAM and MLIM since 1983; President of Merrill Lynch Mutual Funds since 1999; Executive Vice President and Director of Princeton Services since 1993; President of FAM Distributors, Inc. (“FAMD”) since 1986 and Director thereof since 1991; President of Princeton Administrators, L.P. since 1988; Director of Financial Data Services, Inc. since 1985.	61	President	1989	*

Vincent R. Giordano Managing Director of MLIM since 2000; Senior Vice President of MLIM from 1984 to 2000; Portfolio Manager of FAM and MLIM since 2000; Senior Vice President of Princeton Services since 1993.	57	Senior Vice President	1989

Kenneth A. Jacob Managing Director of MLIM since 2000; First Vice President of MLIM from 1997 to 2000; Vice President of FAM and MLIM from 1984 to 1997.	50	Vice President	1992

John M. Loffredo Managing Director of MLIM since 2000; First Vice President of MLIM from 1997 to 2000; Vice President of MLIM from 1991 to 1997; Portfolio Manager of FAM and MLIM since 1997.	37	Vice President	1998

Theodore R. Jaeckel, Jr. Director (Municipal Tax-Exempt Fund Management) of MLIM since 1997; Vice President of MLIM from 1991 to 1997.	42	Vice President	1997

Donald C. Burke First Vice President of FAM and MLIM since 1997 and Treasurer thereof since 1999; Senior Vice President and Treasurer of Princeton Services since 1999; Vice President of FAMD since 1999; Vice President of MLIM and FAM from 1990 to 1997; Director of Taxation of MLIM since 1990.	41	Vice President and Treasurer	1999 1993

Bradley J. Lucido Vice President of MLIM since 1999; attorney with MLIM since 1995; attorney in private practice from 1991 to 1995.	35	Secretary	1999

*	Mr. Glenn was elected President of the Fund in 1999. Prior to that he served as Executive Vice President of the Fund.

        Stock Ownership.    At the Record Date, the Directors and officers of the Fund as a group (11 persons) owned an aggregate of less than 1% of the Common Stock of the Fund outstanding at such date. At such date, Mr. Glenn, President and a Director and officer of the Fund, and the other officers of the Fund owned an aggregate of less than 1% of the outstanding shares of common stock of ML & Co.

ADDITIONAL INFORMATION

        The expenses of preparation, printing and mailing of the enclosed form of proxy and accompanying Notice and Proxy Statement will be borne by the Fund. The Fund will reimburse banks, brokers and others for their reasonable expenses in forwarding proxy solicitation material to the beneficial owners of the shares of the Fund.

        In order to obtain the necessary quorum at the Meeting (i.e., a majority of the shares of the Fund entitled to vote at the Meeting, present in person or by proxy), supplementary solicitation may be made by mail, telephone, telegraph or personal interview by officers of the Fund. The Fund has retained Georgeson Shareholder, 17 State Street, New York, New York 10004, 1-800-645-4519, to assist in the solicitation of proxies for an estimated fee of $3,500, plus out-of-pocket expenses, which are estimated to be $500.

        All shares represented by properly executed proxies, unless such proxies have previously been revoked, will be voted at the Meeting in accordance with the directions on the proxies; if no direction is indicated, the shares will be voted “FOR” the Director nominee.

        Approval of Item 1 will require the affirmative vote of a majority of the votes cast by the Fund’s stockholders, present in person or by proxy and entitled to vote, at a meeting at which a quorum is duly constituted.

        Broker-dealer firms, including Merrill Lynch, Pierce, Fenner & Smith Incorporated (“MLPF&S”), holding Fund shares in “street name” for the benefit of their customers and clients will request the instructions of such customers and clients on how to vote their shares on Item 1 before the Meeting. The Fund understands that, under the rules of the New York Stock Exchange, such broker-dealer firms may, without instructions from their customers and clients, grant authority to the proxies designated to vote on the election of Directors (Item 1) if no instructions have been received prior to the date specified in the broker-dealer firm’s request for voting instructions. The Fund will include shares held of record by broker-dealers as to which such authority has been granted in its tabulation of the total number of votes present for purposes of determining whether the necessary quorum of stockholders exists. Proxies that are returned to the Fund but that are marked “abstain” or on which a broker-dealer has declined to vote on any proposal (“broker non-votes”) will be counted as present for the purposes of a quorum. MLPF&S has advised the Fund that if it votes shares held in its name for which no instructions have been received, except as limited by agreement or applicable law, it will do so in the same proportion as the votes received from the beneficial owners of those shares for which instructions have been received, whether or not held in nominee name. Abstentions and broker non-votes will not be counted as votes cast. Abstentions and broker non-votes, therefore, will have no effect on the vote.

        Management knows of no other matters to be presented at the Meeting. However, if other matters are presented for a vote at the Meeting or any adjournments thereof, the persons named as proxies will vote the shares represented by properly executed proxies according to their judgment on those matters.

Independent Auditors’ Fees

        The following table sets forth the aggregate fees paid to the independent auditors for the Fund’s most recent fiscal year for professional services rendered for: (i) the audit of the Fund’s annual financial statements and the review of the financial statements included in the Fund’s report to stockholders; (ii) financial information systems design and implementation services provided to the Fund, its investment adviser and entities controlling, controlled by or under common control with the investment adviser that provide services to the Fund; and (iii) all other non-audit services provided to the Fund, its investment adviser, and entities controlling, controlled by or under common control with the investment adviser that provide services to the Fund. The Committee has determined that the provision of information technology services under clause (ii) and the provision of non-audit services under clause (iii) are compatible with maintaining the independence of the independent auditors of the Fund.

Fund	Audit Fees Charged to the Fund	Financial Information Systems Design and Implementation Fees	Other Fees*	Fiscal Year End
Apex Municipal Fund, Inc.	$31,700	—	$3,401,400	June 30, 2001

*	Includes fees billed for non-audit services rendered to each Fund, FAM and any entity controlling, controlled by, or under common control with FAM, during the year ended December 31, 2000.

Address of Investment Adviser

        The principal office of FAM is located at 800 Scudders Mill Road, Plainsboro, New Jersey 08536.

Annual Report Delivery

        The Fund will furnish, without charge, a copy of its annual report for the fiscal year ended June 30, 2001, to any stockholder upon request. Such requests should be directed to Apex Municipal Fund, Inc., P.O. Box 9011, Princeton, New Jersey 08543-9011, Attention: Bradley J. Lucido or to 1-800-637-3863.

Stockholder Proposals

        If a stockholder intends to present a proposal at the 2002 Annual Meeting of Stockholders of the Fund, which is anticipated to be held in December 2002, and desires to have the proposal included in the Fund’s proxy statement and form of proxy for that meeting, the stockholder must deliver the proposal to the offices of the Fund by July 12, 2002. The persons named as proxies in the proxy materials for the 2002 Annual Meeting of Stockholders may exercise discretionary authority with respect to any stockholder proposal presented at such meeting if written notice of such proposal has not been received by the Fund by September 25, 2002. Written proposals and notices should be sent to the Secretary of the Fund (addressed to 800 Scudders Mill Road, Plainsboro, New Jersey 08543).

By Order of the Board of Directors

BRADLEY J. LUCIDO
Secretary

Dated: November 9, 2001
Exhibit A

CHARTER OF THE AUDIT COMMITTEE
OF THE BOARD OF DIRECTORS/TRUSTEES
FOR EXCHANGE LISTED FUNDS

        Although each investment company audit committee also serves as a nominating committee, the following charter pertains only to each audit and nominating committee’s duties as an audit committee. The Board of Directors of each investment company listed on Appendix A hereto, has adopted the following audit committee charter:

I.    Composition of the Audit Committee

        The Audit Committee shall be composed of at least three Directors:

(a) each of whom shall not be an “interested person” of the Fund, as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended;

(b) each of whom shall not have any relationship to the Fund that may interfere with the exercise of their independence from Fund management and the Fund;

(c) each of whom shall otherwise satisfy the applicable independence requirements for any stock exchange or market quotation system on which Fund shares are listed or quoted;

        (d)  each of whom shall be financially literate, as such qualification is interpreted by the Board of Directors in its business judgment, or shall become financially literate within a reasonable period of time after his or her appointment to the Audit Committee; and

(e) at least one of whom shall have accounting or related financial management expertise as the Board of Directors interprets such qualification in its business judgment.

II.    Purposes of the Audit Committee

        The purposes of the Audit Committee are to assist the Board of Directors:

        (a)  in its oversight of the Fund’s accounting and financial reporting policies and practices, the Fund’s internal audit controls and procedures and, as appropriate, the internal audit controls and procedures of certain of the Fund’s service providers;

(b) in its oversight of the Fund’s financial statements and the independent audit thereof; and

(c) in acting as a liaison between the Fund’s independent accountants and the Board of Directors.

        The function of the Audit Committee is oversight. Fund management is responsible for maintaining appropriate systems for accounting. The independent accountants of the Fund are responsible for conducting a proper audit of the Fund’s financial statements.

III.    Responsibilities and Duties of the Audit Committee

        The policies and procedures of the Audit Committee shall remain flexible to facilitate its ability to react to changing conditions and to generally discharge its functions. The following listed responsibilities describe areas of attention in broad terms.

        To carry out its purposes, the Audit Committee shall have the following responsibilities and duties:

        (a)  to recommend the selection, retention or termination of the Fund’s independent accountants based on an evaluation of their independence and the nature and performance of audit services and other services;

        (b)  to ensure that the independent accountants for the Fund submit on a periodic basis to the Audit Committee a formal written statement delineating all relationships between such independent accountants and the Fund, consistent with Independence Standards Board Standard No. 1, and actively engage in a dialogue with the independent accountants for the Fund with respect to any disclosed relationships or services that may impact the objectivity and independence of such independent accountants and, if deemed appropriate by the Audit Committee, to recommend that the Board of Directors take appropriate action in response to the report of such independent accountants to satisfy itself of the independence of such independent accountants;

        (c)  to receive specific representations from the independent accountants with respect to their independence and to consider whether the provision of any disclosed non-audit services by the independent accountants is compatible with maintaining the independence of those accountants;

(d) to review the fees charged by independent accountants for audit and other services;

(e) to review with the independent accountants arrangements for annual audits and special audits and the scope thereof;

        (f)  to discuss with the independent accountants those matters required by SAS No. 61 and SAS No. 90 relating to the Fund’s financial statements, including, without limitation, any adjustment to such financial statements recommended by such independent accountants, or any other results of any audit;

        (g)  to consider with the independent accountants their comments with respect to the quality and adequacy of the Fund’s accounting and financial reporting policies, practices and internal controls and management’s responses thereto, including, without limitation, the effect on the Fund of any recommendation of changes in accounting principles or practices by management or the independent accountants;

        (h)  to report to the Board of Directors regularly with respect to the Audit Committee’s activities and to make any recommendations it believes necessary or appropriate with respect to the Fund’s accounting and financial reporting policies, practices and the Fund’s internal controls;

(i) to review and reassess the adequacy of this Charter on an annual basis and recommend any changes to the Board of Directors;

(j) to review legal and regulatory matters presented by counsel and the independent accountants for the Fund that may have a material impact on the Fund’s financial statements;

        (k)  to cause to be prepared and to review and submit any report, including any recommendation of the Audit Committee, required to be included in the Fund’s annual proxy statement by the rules of the Securities and Exchange Commission;

(l) to assist the Fund, if necessary, in preparing any written affirmation or written certification required to be filed with any stock exchange on which Fund shares are listed; and

(m) to perform such other functions consistent with this Charter, the Fund’s By-laws and governing law, as the Audit Committee or the Board of Directors deems necessary or appropriate.

        In fulfilling their responsibilities hereunder, it is recognized that members of the Audit Committee are not full-time employees of the Fund and are not, and do not represent themselves to be, accountants or auditors by profession or experts in the field of accounting or auditing. As such, it is not the duty or responsibility of the Audit Committee or its members to conduct “field work” or other types of auditing or accounting reviews or procedures, and each member of the Audit Committee shall be entitled to rely on (i) the integrity of those persons and organizations inside and outside the Fund from which the Audit Committee receives information and (ii) the accuracy of the financial and other information provided to the Audit Committee by such persons or organizations absent actual knowledge to the contrary (which actual knowledge shall be promptly reported to the Board of Directors).

        The independent accountants for the Fund are ultimately accountable to the Board of Directors and the Audit Committee. The Board of Directors and the Audit Committee have the ultimate authority and responsibility to select, evaluate and, where appropriate, replace the independent accountants for the Fund (or to nominate the independent accountants to be proposed for shareholder approval in the proxy statement).

IV.    Meetings

        The Audit Committee shall meet at least once annually with the independent accountants (outside the presence of Fund management) and at least once annually with the representatives of Fund management responsible for the financial and accounting operations of the Fund. The Audit Committee shall hold special meetings at such times as the Audit Committee believes appropriate. Members of the Audit Committee may participate in a meeting of the Audit Committee by means of conference call or similar communications equipment by means of which all persons participating in such meeting can hear each other.

V.    Outside Resources and Assistance from Fund Management

        The appropriate officers of the Fund shall provide or arrange to provide such information, data and services as the Audit Committee may request. The Audit Committee shall have the power and authority to take all action it believes necessary or appropriate to discharge its responsibilities, including the authority to retain at the expense of the Fund their own counsel and other experts and consultants whose expertise would be considered helpful to the Audit Committee.

Dated June 6, 2000
Revised April 11, 2001
APPENDIX A

APEX MUNICIPAL FUND, INC.

CORPORATE HIGH YIELD FUND, INC.

CORPORATE HIGH YIELD FUND II, INC.

CORPORATE HIGH YIELD FUND III, INC.

MUNIHOLDINGS INSURED FUND II, INC.

MUNIINSURED FUND, INC.

MUNIYIELD INSURED FUND, INC.

APEX MUNICIPAL FUND, INC.
P.O. Box 9011
Princeton, New Jersey 08543-9011

PROXY

This proxy is solicited on behalf of the Board of Directors

The undersigned hereby appoints Donald C. Burke, Terry K. Glenn and Bradley J. Lucido as proxies, each with the power to appoint his substitute, and hereby authorizes each of them to represent and to vote, as designated on the reverse hereof, all the Common Stock of Apex Municipal Fund, Inc. (the "Fund") held of record by the undersigned on October  25, 2001 at the annual meeting of stockholders of the Fund to be held on December 12, 2001 or any adjournment thereof.

This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted FOR Proposal 1.

By signing and dating the reverse side of this card, you authorize the proxies to vote Proposal 1 as marked, or if not marked, to vote "FOR" Proposal 1, and to use their discretion to vote for any other matter as may properly come before the meeting or any adjournment thereof. If you do not intend to personally attend the meeting, please complete and return this card at once in the enclosed envelope.

(Continued and to be signed on the reverse side)

Please mark boxes [•] or [X] in blue or black ink.

1.	ELECTION OF DIRECTORS	FOR the nominee listed below (except as marked to the contrary below) [ ]	WITHHOLD AUTHORITY to vote for the nominee listed below [ ]

(INSTRUCTION: To withhold authority to vote for the individual nominee, strike a line through the nominee's name below.)
Class III Nominee to serve until 2004 Annual Meeting of Stockholders: Robert S. Salomon, Jr.

2.	In the discretion of such proxies, upon such other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as name appears hereon. When stock is held by joint tenants, both should sign. When signing as attorney or as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Dated:______________________________, 2001

X_________________________________ Signature

X_________________________________ Signature, if held jointly

Sign, Date and Return the Proxy Card Promptly Using the Enclosed Envelope.